Supplement Dated November 3, 2006
to
Prospectus Dated May 1, 2001
for
Farmers VUL I
Flexible Premium Variable Universal Life Insurance Policies

Issued by
KILICO Variable Separate Account
and
Kemper Investors Life Insurance Company

This Supplement amends certain information contained in your variable life product prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

       Pursuant to the merger as described in the Agreement and Plan of Reorganization (the “Agreement”) approved on October 19, 2006, by the shareholders of Money Market VIP, all assets of the Money Market VIP will be transferred to the DWS Money Market VIP (formerly Scudder Variable Series II Money Market Portfolio) in exchange for Class A shares of DWS Money Market VIP. DWS Money Market VIP will assume all of the liabilities of Money Market VIP. Money Market VIP will be completely liquidated and terminated. This transaction will be effective November 3, 2006.

       All references in the Prospectus to the Money Market VIP are changed to DWS Money Market VIP.